POWER OF ATTORNEY

Know all by these presents, that the undersigned

hereby constitutes and appoints each of Michael

J. Blankenship, Ben D. Smolij, and Matthew J.

McKenna, or each of them acting individually,

the undersigned's true and lawful attorney-in-fact to:

(1) execute for and on behalf of the undersigned

a Form ID application to be filed with the

Securities and Exchange Commission to obtain

EDGAR codes for the undersigned;

(2) execute for and on behalf of the

undersigned Forms 3, 4, and 5 with respect to

the securities of EPHS Holdings, Inc. (the

"Company") in accordance with Section 16(a)

of the Securities and Exchange Act of 1934

and the rules thereunder;

(3) do and perform any and all acts for and on

behalf of the undersigned which may be

necessary or desirable to complete and execute

any such Form ID application or Form 3, 4, or

5, complete and execute any amendment or

amendments thereto, and timely file such forms

with the United States Securities and Exchange

Commission and any stock exchange or similar

authority; and

(4) take any other action of any type

whatsoever in connection with the foregoing

which, in the opinion of such attorney-in-fact,

may be of benefit to, in the best interest of,

or legally required by, the undersigned, it

being understood that the documents executed by

such attorney-in-fact on behalf of the

undersigned pursuant to this Power of Attorney

shall be in such form and shall contain such

terms and conditions as such attorney-in-fact

may approve in such attorney-in-fact's discretion.

The undersigned hereby grants to each such

attorney-in-fact full power and authority to do

and perform any and every act and thing

whatsoever requisite, necessary, or proper to be

done in the exercise of any of the rights and

powers herein granted, as fully to all intents

and purposes as the undersigned might or could do

if personally present, with full power of

substitution or revocation, hereby ratifying and

confirming all that such attorney-in-fact, or

such attorney-in-fact's substitute or substitutes,

shall lawfully do or cause to be done by virtue

of this power of attorney and the rights and

powers herein granted.  The undersigned

acknowledges that the foregoing attorneys-in-fact,

in serving in such capacity at the request of

the undersigned, are not assuming, nor is the

Company assuming, any of the undersigned's

responsibilities to comply with Section 16 of

the Securities Exchange Act of 1934, as amended.

This Power of Attorney shall remain in full

force and effect until the undersigned is no

longer required to file Forms 3, 4, and 5

with respect to the undersigned's holdings of

and transactions in securities issued by the

Company, unless earlier revoked by the

undersigned in a signed writing delivered to the

foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused

this Power of Attorney to be executed the

6th day of November 2019.

/s/ Casey Houweling